UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2018

Willamette Valley Vineyards, Inc.

(Exact name of Company as specified in its charter)

Oregon	0-21522	93-0981021

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8800 Enchanted Way SE
Turner, OR 97392

(Address of principal executive offices)

(503) 588-9463

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2018 Mr. Jonathan Ricci resigned from the Board of Directors (the “Board”) of Willamette Valley Vineyards, Inc. (the “Company”). Mr. Ricci served on the Compensation Committee of the Board. Director Stan Turel will replace Mr. Ricci on the Compensation Committee.

Mr. Ricci’s decision to resign from the Board was for personal reasons and not related to any disagreement with the Company’s management on any matter related to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLAMETTE VALLEY VINEYARDS, INC.

Date: February 5, 2018	By:	/s/ JAMES W. BERNAU

James W. Bernau
President

2